Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
 (18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officers of Vertical Branding, Inc., a Delaware corporation (the "Company"), do hereby certify, to the best of such officers’ knowledge and belief, that:

(1) The Annual Report on Form 10-KSB for the year ended December 31, 2007 (the "Form 10-KSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-KSB fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: April 15, 2008

/s/ Nancy Duitch
Nancy Duitch
Chief Executive Officer

Date:  April 15, 2008

/s/ Victor Brodsky
Victor Brodsky
Chief Financial Officer

This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.